Exhibit 10.122

                               SECOND AMENDMENT TO
                       CONTRACT FOR ALASKA ACCESS SERVICES



This Second Amendment to the CONTRACT FOR ALASKA ACCESS SERVICES is made as of this 31st day of December, 2003, between SPRINT COMMUNICATIONS COMPANY L. P., a Delaware Limited Partnership, (hereinafter referred to as "Sprint") and GENERAL COMMUNICATIONS, INC. and its wholly owned subsidiary GCI COMMUNICATION CORP., an Alaska corporation (together "GCI").

                                   BACKGROUND

1. GCI and Sprint entered into a CONTRACT FOR ALASKA ACCESS SERVICES, effective as of March 12th, 2002.

2. GCI and Sprint amended the CONTRACT FOR ALASKA ACCESS SERVICES by First Amendment, effective as of July 24th, 2002.

3. GCI and Sprint desire to amend the CONTRACT FOR ALASKA ACCESS SERVICES by Second Amendment in order to clarify timing of calls.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GCI and Sprint agree as follows:


1. Paragraph 2, (D) of the contract shall be deleted and the following inserted in its place:

         (D) Timing of Calls: The time of the message billing begins with trunk seizure in the case of subsections B (1) and B (2), and answer in the case of B (3), and ends with disconnect.

              Notwithstanding the above, for the purposes of GCI billing, messages will be rounded up to the nearest whole second for calls with partial seconds. Additionally, messages will be invoiced with an initial billing increment of six (6) seconds and rounded up to the nearest six (6) second increment thereafter.

2. This Amendment together with the First Amendment, and the CONTRACT FOR ALASKA ACCESS SERVICES is the complete agreement of the parties and supersedes all other prior contracts and representations concerning its subject matter. Any further amendments must be in writing and signed by both parties.


IN WITNESS WHEREOF, the parties hereto each acting with proper authority have executed this Amendment on the date indicated below.

SPRINT COMMUNICATIONS COMPANY L.P.

By: /s/

Printed Name: Gary Lindsey

Title: Director - Access Management


GCI COMMUNICATION CORPORATION

By: /s/

Printed Name: Richard Westlund

Title: VP/GM Long Distance and Wholesale